Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Brad W. Buss, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Amendment No. 1 to the Annual Report on Form 10-K/A of Cypress Semiconductor Corporation for the year ended December 30, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Cypress Semiconductor Corporation.

Dated: March 1, 2013	By:	/S/ BRAD W. BUSS
Brad W. Buss Executive Vice President, Finance and Administration and Chief Financial Officer